UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________
FORM 8-K
____________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 15, 2026
 ____________________________________

WAFD, INC.
(Exact name of registrant as specified in its charter)
 ____________________________________

Washington	001-34654		91-1661606
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

425 Pike Street	Seattle	Washington	98101
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code (206) 624-7930
Not Applicable
(Former name or former address, if changed since last report)
____________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1.00 par value per share	WAFD	NASDAQ Stock Market
Depositary Shares, Each Representing a 1/40th Interest in a Share of 4.875% Fixed Rate Series A Non-Cumulative Perpetual Preferred Stock	WAFDP	NASDAQ Stock Market

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act).    Yes  ☐    No  x

Item 2.02	Results of Operations and Financial Condition

On January 15, 2026, WaFd, Inc. (the "Company") announced by press release its earnings for the quarter ended December 31, 2025. A copy of the press release is attached to this filing as Exhibit 99.1. A copy of the December 31, 2025 Fact Sheet, which presents certain detailed financial information about the Company, is attached as Exhibit 99.2. This information is being furnished under Item 2.02 (Results of Operations and Financial Condition) of Form 8-K.

Item 9.01	Financial Statements and Exhibits

99.1	Press release dated January 15, 2026
99.2	Fact Sheet as of December 31, 2025

Important Cautionary Statements
The foregoing information should be read in conjunction with the financial statements, notes and other information contained in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

This press release contains statements about the Company’s future that are not statements of historical or current fact. These statements are “forward-looking statements” for purposes of applicable securities laws and are based on current information and/or management's good faith belief as to future events. Words such as “expects,” “anticipates,” “believes,” “estimates,” “intends,” “forecasts,” “may,” “potential,” “projects,” and other similar expressions or future or conditional verbs such as “will,” “should,” “would,” and “could” are intended to help identify such forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Although the Company believes any such statements are based on reasonable assumptions, forward-looking statements should not be read as a guarantee of future performance, and you are cautioned not to place undue reliance on any forward-looking statements. The Company undertakes no obligation to update or revise any forward-looking statement.

By their nature, forward-looking statements involve inherent risk and uncertainties including the following risks and uncertainties, and those risks and uncertainties more fully discussed under “Risk Factors” in the Company’s September 30, 2025 10-K and Quarterly Reports on Form 10-Q, which could cause actual performance to differ materially from that anticipated by any forward-looking statements. Forward-looking statements relating to our financial condition or operations are subject to risks and uncertainties related to (i) fluctuations in interest rate risk and market interest rates, including the effect on our net interest income and net interest margin; (ii) current and future economic conditions, including the effects of declines in the real estate market, tariffs, high unemployment rates, inflationary pressures, a potential recession, the monetary policies of the Federal Reserve, and slowdowns in economic growth either nationally or locally in some or all of the areas in which we conduct business; (iii) financial stress on borrowers (consumers and businesses) as a result of higher interest rates or an uncertain economic environment; (iv) changes in deposit flows or loan demands; (v) our ability to identify and address cyber-security risks, including through the use of artificial intelligence, such as security breaches, "denial of service attacks," "hacking" and identity theft; (vi) the Company's exit from the mortgage lending business; (vii) the effects of natural or man-made disasters, calamities, or conflicts, including terrorist events and pandemics (such as the COVID-19 pandemic) and the resulting governmental and societal responses; (viii) the results of examinations by regulatory authorities, including a "Needs to Improve" CRA rating, which may impose restrictions or penalties on the Company's activities and changes in laws, regulations or government policies; (ix) expectations regarding key growth initiatives and strategic priorities; (x) our reliance on third party provided technology and developments related to artificial intelligence; (xi) global economic trends, including developments related to Ukraine and Russia, and the evolving conflict in the Middle East, and related negative financial impacts on our borrowers; (xii) litigation risks resulting in significant expenses, losses and reputational damage; (xiii) the impact of bank failures or adverse developments at other banks and related negative press about regional banks and the banking industry in general; and (xiv) other economic, competitive, governmental, environmental, regulatory, and technological factors affecting our operations, pricing, products and services.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

January 16, 2026	WAFD, INC.

	By:	/s/ KELLI J. HOLZ
Kelli J. Holz
Executive Vice President and Chief Financial Officer

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